PUT OPTION LIABILITIES - Narrative (Details) - Put option agreements with Geely HK and Etika $ / shares in Units, $ in Thousands	Dec. 31, 2023 USD ($)	Jan. 31, 2023 USD ($) item $ / shares	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)
PUT OPTION LIABILITIES
Consideration		$ 0
Multiplication factor for calculation of pre-agreed price		1.15
Number of vehicles to be sold, pre-agreed condition | item		5,000
Listing price per share | $ / shares		$ 10
Fair value of put option liabilities		$ 9,376
Increase in fair value of the put option liabilities	$ 2,508		$ 0	$ 0